UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 9, 2014

NetREIT, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	000-53673	33-0841255
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1282 Pacific Oaks Place, Escondido, California 92029

(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (760) 471-8536

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

On December 9, 2014, NetREIT, Inc. (the “Company”) accepted the resignation of J. Bradford Hanson, the Company’s Principal Financial and Accounting Officer and Vice President Finance, effective as of December 12, 2014. Effective December 12, 2014, Kenneth W. Elsberry, the Company’s Chief Financial Officer, assumed the role of Principal Financial and Accounting Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETREIT, INC.

By:	/s/ Kenneth W. Elsberry
	Name:	Kenneth W. Elsberry
Title: Chief Financial Officer

Date: December 15, 2014